                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-6042

Name of Fund:  The Europe Fund, Inc.

Fund Address:  P.O. Box 9011
               Princeton, NJ  08543-9011

Name and address of agent for service:  Terry K. Glenn, President, The Europe
      Fund, Inc., 800 Scudders Mill Road, Plainsboro, NJ, 08536. Mailing address: P.O. Box 9011, Princeton, NJ, 08543-9011

Registrant's telephone number, including area code:  (609) 282-2800

Date of fiscal year end: 12/31/03

Date of reporting period: 01/01/03 - 12/31/03

Item 1 - Report to Shareholders

--------------------------------------------------------------------------------

                             LETTER TO SHAREHOLDERS
--------------------------------------------------------------------------------

Dear Shareholder:

     We are pleased to present to you the Annual Report of The Europe Fund, Inc. the ("Fund"). On December 31, 2003, the end of the period under review, the Fund's net assets totaled $110.4 million. This represents a net asset value ("NAV") per share of $10.97 and a total return of 43.49% assuming reinvestment of dividends and distributions. In comparison, the MSCI Europe Index rate of return was 38.54% over the same time period. At the end of the period under review, the Fund was quoted at $9.89 per share on the New York Stock Exchange, which represents a 9.85% discount to the Fund's NAV per share and a total return of 47.04% assuming reinvestment of dividends and distributions. Since its initial value on May 3, 1990, after taking into account underwriting discounts, commissions, offering expenses and assuming reinvestment of dividends and distributions, the NAV total return was 8.36% per annum which compares to a 8.83% increase in the MSCI Europe Index over the same period. Also, the market price had risen 6.93% per annum from its initial value on May 3, 1990, assuming reinvestment of dividends and distributions.

     We also enclose an economic review, a market review, and a summary of portfolio activity and market outlook together with a summary of the major portfolio investments.

ECONOMIC REVIEW

     Since we last wrote for the Semi-Annual Report of the Fund, Europe's economic recovery has surprised many commentators by its resilience to the stronger Euro. Indeed, most recent surveys show business confidence and new orders still improving. In fact, Merrill Lynch Securities estimates that 83% of the UK and German activity data released in December came in above expectations. The strength of the Euro has reduced the competitiveness of some exporters but so far this appears to be more than offset by the overall strength of international markets, notably in America and in Asia. In a word, market shares may be lower but volumes are still up!

     Domestic activity has also been sustained by the controversial choice made by France and Germany not to respect the rules of the Stability and Growth Pact of the Eurozone. Indeed, they are implementing in 2004 tax cuts rather than spending cuts! Similarly, the UK economy remains strong, supported thus far by growing consumer spending, despite the Bank of England having already increased once its interest rates by 0.25%.

     Another key feature of 2003 is that European economies appear to have finally moved towards a more balanced growth profile, less dependent on consumers now that business spending is showing signs of strength.

MARKET REVIEW

     2003 turned out to be quite an exceptional year for stock markets, especially when judged in U.S. dollar terms. The MSCI Europe Index rose by 16.5% in local currency terms, and by 38.54% in U.S. dollar terms.

     Behind these positive returns, the first since 1999, is the fact that economic growth and corporate profits are currently higher than expected by the consensus forecasts of a year ago. In the gloom that was prevailing at the time, it was fashionable to judge the "post bubble" stock markets condemned to a long period of low returns......as the saying goes "what a difference a year makes!"

     As 2003 unfolded, the evidence of global economic recovery has reduced the risk premium attached to equities in the European region. Another factor of support for stock markets was also the fact that distressed insurance companies, which impacted the markets negatively in 2002 by their forced selling, had little equity exposure left to sell by the end of March 2003.

     It is noteworthy that in the last quarter of 2003, the difference between the best and worst performing sectors of the European stock markets was among the narrowest observed in the last three decades. Time will tell whether this is the sign of a solid consolidation or of a lack of market leadership which could limit further stock gains. The forthcoming corporate reporting season will have a key influence in that respect.

PORTFOLIO ACTIVITY

     Since mid-2002, as we perceived the policy environment in Europe, as well as in the United States, to be massively stimulative for economic activity, the key focus of the portfolio was on so-called "reflation trades," favoring the shares of companies leveraged to an improved economic outlook and a normalized corporate refinancing environment. With the benefit of hindsight, we were somewhat too early, risk aversion lasted longer in Europe than we expected, but overall in 2003 this strategy proved rewarding. The NAV per share of the Fund appreciated by 43.49% in 2003 against an increase of 38.54% for its benchmark, the MSCI Europe Index (U.S. $ adjusted).

     From a stock selection point of view the strength of the Euro has made us wary of the shares of cyclical companies which are too exposed to the U.S. dollar, the Fund has no exposure to the paper industry for example. As a result, we have typically favored more domestic companies, such as telecom operators, or failing that the shares of global leaders with some pricing power and effective hedging policies (e.g. Bayerische Motoren Werke (BMW) AG or LVMH (Moet Hennessy Louis Vuitton SA).

OUTLOOK

     At the time of writing, our main concern is the continuing slide of the U.S. dollar. Such a speculative pressure is building up that we cannot exclude further significant weakness by the currency which could cause some turbulence in the European financial markets. Overall though, the global economy appears in better shape than it has for many years. Activity has been improving in all the major regions of the world. As a result, world GDP growth will probably accelerate in 2004 for the third year in a row. Some long-standing imbalances (e.g. the U.S. deficits) remain medium term concerns, but over the coming months low interest rates remain supportive for economic activity and stock prices.

                                Yours sincerely,

               /s/ Terry K. Glenn                               /s/ Michel Legros
                 Terry K. Glenn                                   Michel Legros
             President and Director                    Vice President and Portfolio Manager

February 2004

PORTFOLIO SUMMARY

     The Fund's and the MSCI Europe Index's country weightings expressed as a percentage of total market value at December 31, 2003 are outlined below:

[FUND PIE CHART]

Finland                                                        1.4%

France                                                        25.6%

Germany                                                       11.2%

Ireland                                                        0.0%

Italy                                                          4.6%

Netherlands                                                    4.9%

Spain                                                          2.8%

Sweden                                                         3.8%

Switzerland                                                   14.7%

United Kingdom                                                31.0%

Other*                                                         0.0%

[MSCI EUROPE PIE CHART]

Finland                                                        2.3%

France                                                        13.9%

Germany                                                       10.1%

Ireland                                                        1.0%

Italy                                                          5.5%

Netherlands                                                    7.3%

Spain                                                          5.2%

Sweden                                                         3.2%

Switzerland                                                   10.4%

United Kingdom                                                36.4%

Other*                                                         4.7%

          *Countries include Austria, Belgium, Denmark, Greece, Norway and
           Portugal.

     The Fund's ten largest equity holdings expressed as a percentage of net assets at December 31, 2003 were:

Vodafone Group PLC.........................   4.1%
Altran Technologies SA.....................   3.8
Shell Transport & Trading Company PLC......   3.7
HSBC Holdings PLC..........................   3.7
BP Amoco PLC...............................   3.4
Total Fina Elf SA 'B'......................   2.9
GlaxoSmithKline PLC........................   2.7
Nestle SA (Registered Shares)..............   2.5
Novartis AG (Registered Shares)............   2.5
LVMH (Moet Hennessy Louis Vuitton SA)......   2.3
                                             ----
                                             31.6%
                                             ====

     The Fund's sector weightings expressed as a percentage of net assets at December 31, 2003 were:

Financials.................................   27.6%
Information Technology.....................   13.3
Consumer Discretionary.....................   12.6
Health Care................................   11.0
Energy.....................................   10.8
Telecommunication Services.................    9.3
Industrials................................    5.3
Consumer Staples...........................    5.1
Materials..................................    2.6
Utilities..................................    1.7
Cash.......................................    0.6
Other Assets Less Liabilities..............    0.1
                                             -----
                                             100.0%
                                             =====

--------------------------------------------------------------------------------

THE EUROPE FUND, INC.
SCHEDULE OF INVESTMENTS
AS OF DECEMBER 31, 2003

----------------------------------------------------------------------------------------------------------------
                                                                                            In US Dollars
                                                                                      --------------------------
                        Shares                                                                        Percent of
Industries*              Held                        Description                         Value        Net Assets
----------------------------------------------------------------------------------------------------------------
COMMON STOCKS--98.5%
----------------------------------------------------------------------------------------------------------------
AUTOMOBILES & COMPONENTS
Germany                   25,750    Bayerische Motoren Werke (BMW) AG                 $  1,193,632        1.1%
 ...............................................................................................................
                                    TOTAL COMMON STOCKS IN AUTOMOBILES &
                                    COMPONENTS                                           1,193,632        1.1
 ...............................................................................................................
BANKS
France                    34,750    BNP Paribas SA                                       2,188,090        2.0
                           9,000    Societe Generale 'A'                                   794,651        0.7
                                                                                      -------------------------
                                                                                         2,982,741        2.7
 ...............................................................................................................
Germany                   12,500    Deutsche Bank AG (Registered Shares)                 1,035,884        0.9
 ...............................................................................................................
Italy                    650,000    Banca Intesa SpA                                     2,541,621        2.3
                         400,000    +Capitalia SpA                                       1,177,092        1.0
                         160,000    UniCredito Italiano SpA                                863,773        0.8
                                                                                      -------------------------
                                                                                         4,582,486        4.1
 ...............................................................................................................
Netherlands               45,000    ABN AMRO Holding NV                                  1,052,912        1.0
 ...............................................................................................................
Spain                     95,000    Banco Bilbao Vizcaya Argentaria SA                   1,312,120        1.2
 ...............................................................................................................
Switzerland               67,500    Credit Suisse Group (Registered Shares)              2,469,679        2.2
 ...............................................................................................................
United Kingdom           195,000    Barclays PLC                                         1,739,289        1.6
                          75,000    HBOS PLC                                               971,381        0.9
                         260,000    HSBC Holdings PLC                                    4,086,557        3.7
                          75,000    Royal Bank of Scotland Group PLC                     2,209,942        2.0
                                                                                      -------------------------
                                                                                         9,007,169        8.2
 ...............................................................................................................
                                    TOTAL COMMON STOCKS IN BANKS                        22,442,991       20.3
 ...............................................................................................................
CAPITAL GOODS
 ...............................................................................................................
Germany                   18,750    Siemens AG                                           1,501,796        1.4
 ...............................................................................................................
Switzerland              240,000    +ABB Ltd.                                            1,216,737        1.1
 ...............................................................................................................
                                    TOTAL COMMON STOCKS IN CAPITAL GOODS                 2,718,533        2.5
 ...............................................................................................................

----------------------------------------------------------------------------------------------------------------
                                                                                            In US Dollars
                                                                                      --------------------------
                        Shares                                                                        Percent of
Industries*              Held                        Investments                         Value        Net Assets
----------------------------------------------------------------------------------------------------------------
COMMERCIAL SERVICES & SUPPLIES
Netherlands               82,500    Vedior NV 'A'                                     $  1,290,362        1.2%
 ...............................................................................................................
Spain                         17    +A.B. Capital Fund**                                        --        0.0
 ...............................................................................................................
Sweden                    41,500    Securitas AB 'B'                                       559,462        0.5
 ...............................................................................................................
Switzerland               11,200    Adecco SA (Registered Shares)                          719,951        0.6
 ...............................................................................................................
United Kingdom           170,000    Serco Group PLC (Ordinary)                             523,440        0.5
 ...............................................................................................................
                                    TOTAL COMMON STOCKS IN COMMERCIAL SERVICES &
                                    SUPPLIES                                             3,093,215        2.8
 ...............................................................................................................
CONSUMER DURABLES & APPAREL
France                   125,000    +Lectra Systems                                        985,430        0.9
                          35,369    LVMH (Moet Hennessy Louis Vuitton SA)                2,574,153        2.3
                                                                                      -------------------------
                                                                                         3,559,583        3.2
 ...............................................................................................................
Germany                    5,000    Adidas-Salomon AG                                      569,500        0.5
 ...............................................................................................................
                                    TOTAL COMMON STOCKS IN CONSUMER DURABLES &
                                    APPAREL                                              4,129,083        3.7
 ...............................................................................................................
DIVERSIFIED FINANCIALS
Netherlands               80,000    ING Groep NV                                         1,865,790        1.7
 ...............................................................................................................
Switzerland               20,000    UBS AG (Registered Shares)                           1,369,719        1.2
 ...............................................................................................................
                                    TOTAL COMMON STOCKS IN DIVERSIFIED FINANCIALS        3,235,509        2.9
 ...............................................................................................................
ENERGY
France                    16,883    Total Fina Elf SA 'B'                                3,138,939        2.9
 ...............................................................................................................
United Kingdom           102,500    BG Group PLC                                           526,159        0.5
                         465,000    BP Amoco PLC                                         3,770,864        3.4
                          73,024    Expro International Group PLC                          352,955        0.3
                         555,000    Shell Transport & Trading Company PLC                4,128,134        3.7
                                                                                      -------------------------
                                                                                         8,778,112        7.9
 ...............................................................................................................
                                    TOTAL COMMON STOCKS IN ENERGY                       11,917,051       10.8
 ...............................................................................................................
FOOD & STAPLES RETAILING
France                    21,000    Carrefour SA                                         1,152,774        1.1
 ...............................................................................................................
                                    TOTAL COMMON STOCKS IN FOOD & STAPLES
                                    RETAILING                                            1,152,774        1.1
 ...............................................................................................................

----------------------------------------------------------------------------------------------------------------
                                                                                            In US Dollars
                                                                                      --------------------------
                        Shares                                                                        Percent of
Industries*              Held                        Investments                         Value        Net Assets
----------------------------------------------------------------------------------------------------------------
FOOD, BEVERAGE & TOBACCO
France                     5,000    Pernod-Ricard SA                                  $    555,940        0.5%
 ...............................................................................................................
Switzerland               11,250    Nestle SA (Registered Shares)                        2,810,794        2.5
 ...............................................................................................................
United Kingdom           115,000    Unilever PLC                                         1,072,054        1.0
 ...............................................................................................................
                                    TOTAL COMMON STOCKS IN FOOD, BEVERAGE &
                                    TOBACCO                                              4,438,788        4.0
 ...............................................................................................................
HEALTH CARE EQUIPMENT & SERVICES
France                    10,000    Essilor International SA                               517,154        0.5
 ...............................................................................................................
                                    TOTAL COMMON STOCKS IN HEALTH CARE EQUIPMENT &
                                    SERVICES                                               517,154        0.5
 ...............................................................................................................
HOTELS, RESTAURANTS & LEISURE
France                    39,000    Accor SA                                             1,766,017        1.6
 ...............................................................................................................
Switzerland                5,250    Kuoni Reisen Holding AG (Registered Shares)          1,757,429        1.6
 ...............................................................................................................
United Kingdom            15,000    Carnival PLC                                           604,445        0.6
                       1,200,000    +MyTravel Group PLC                                    233,292        0.2
                                                                                      -------------------------
                                                                                           837,737        0.8
 ...............................................................................................................
                                    TOTAL COMMON STOCKS IN HOTELS, RESTAURANTS &
                                    LEISURE                                              4,361,183        4.0
 ...............................................................................................................
INSURANCE
France                    64,000    AXA                                                  1,369,928        1.3
 ...............................................................................................................
Germany                    9,000    Allianz AG (Registered Shares)                       1,136,124        1.0
                           3,700    Muenchener Rueckversicherungs-Gesellschaft AG
                                    (Registered Shares)                                    448,592        0.4
                                                                                      -------------------------
                                                                                         1,584,716        1.4
 ...............................................................................................................
Netherlands               43,000    Aegon NV                                               636,213        0.6
 ...............................................................................................................
Sweden                   282,900    Skandia Forsakrings AB                               1,030,114        0.9
 ...............................................................................................................
                                    TOTAL COMMON STOCKS IN INSURANCE                     4,620,971        4.2
 ...............................................................................................................
MATERIALS
France                    32,500    Arcelor SA                                             566,536        0.5
                           6,000    Lafarge SA                                             534,308        0.5
                                                                                      -------------------------
                                                                                         1,100,844        1.0
 ...............................................................................................................

----------------------------------------------------------------------------------------------------------------
                                                                                            In US Dollars
                                                                                      --------------------------
                        Shares                                                                        Percent of
Industries*              Held                        Investments                         Value        Net Assets
----------------------------------------------------------------------------------------------------------------
MATERIALS (CONTINUED)
Germany                   15,000    BASF AG                                           $    843,465        0.8%
 ...............................................................................................................
Spain                     10,000    Acerinox SA                                            471,493        0.4
 ...............................................................................................................
Switzerland                6,953    Syngenta AG                                            468,312        0.4
 ...............................................................................................................
                                    TOTAL COMMON STOCKS IN MATERIALS                     2,884,114        2.6
 ...............................................................................................................
MEDIA
France                    36,000    Publicis Groupe                                      1,167,001        1.0
                          80,000    +Vivendi Universal SA                                1,944,498        1.8
                                                                                      -------------------------
                                                                                         3,111,499        2.8
 ...............................................................................................................
United Kingdom            59,599    WPP Group PLC                                          585,201        0.5
 ...............................................................................................................
                                    TOTAL COMMON STOCKS IN MEDIA                         3,696,700        3.3
 ...............................................................................................................
PHARMACEUTICALS & BIOTECHNOLOGY
France                     8,000    Aventis SA                                             528,758        0.4
 ...............................................................................................................
Germany                   12,000    Schering AG                                            607,719        0.6
 ...............................................................................................................
Switzerland               60,000    Novartis AG (Registered Shares)                      2,724,075        2.5
                          23,500    Roche Holding AG (Genuss)                            2,370,426        2.1
                                                                                      -------------------------
                                                                                         5,094,501        4.6
 ...............................................................................................................
United Kingdom            36,500    AstraZeneca Group PLC                                1,751,126        1.6
                         130,000    GlaxoSmithKline PLC                                  2,978,812        2.7
                                                                                      -------------------------
                                                                                         4,729,938        4.3
 ...............................................................................................................
                                    TOTAL COMMON STOCKS IN PHARMACEUTICALS &
                                    BIOTECHNOLOGY                                       10,960,916        9.9
 ...............................................................................................................
RETAILING
United Kingdom            30,000    Next PLC                                               603,102        0.5
 ...............................................................................................................
                                    TOTAL COMMON STOCKS IN RETAILING                       603,102        0.5
 ...............................................................................................................
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT
Netherlands               20,000    STMicroelectronics NV                                  542,381        0.5
 ...............................................................................................................
                                    TOTAL COMMON STOCKS IN SEMICONDUCTORS &
                                    SEMICONDUCTOR EQUIPMENT                                542,381        0.5
 ...............................................................................................................

----------------------------------------------------------------------------------------------------------------
                                                                                            In US Dollars
                                                                                      --------------------------
                        Shares                                                                        Percent of
Industries*              Held                        Investments                         Value        Net Assets
----------------------------------------------------------------------------------------------------------------
SOFTWARE & SERVICES
France                   324,201    +Altran Technologies SA                           $  4,183,365        3.8%
                          26,021    +Cap Gemini SA                                       1,155,649        1.0
                          11,500    Dassault Systemes SA                                   524,520        0.5
                                                                                      -------------------------
                                                                                         5,863,534        5.3
 ...............................................................................................................
Germany                    6,000    SAP AG (Systeme, Anwendungen, Produkte in der
                                    Datenverarbeitung)                                   1,007,693        0.9
 ...............................................................................................................
United Kingdom         4,000,000    +Innovation Group PLC                                1,969,166        1.8
 ...............................................................................................................
                                    TOTAL COMMON STOCKS IN SOFTWARE & SERVICES           8,840,393        8.0
 ...............................................................................................................
TECHNOLOGY HARDWARE & EQUIPMENT
Finland                   90,000    Nokia Oyj                                            1,556,380        1.4
 ...............................................................................................................
France                    70,000    +Alcatel SA                                            901,487        0.8
 ...............................................................................................................
Sweden                 1,400,000    +Telefonaktiebolaget LM Ericsson AB 'B'              2,509,972        2.3
 ...............................................................................................................
United Kingdom           180,000    +NXT PLC                                               323,838        0.3
 ...............................................................................................................
                                    TOTAL COMMON STOCKS IN TECHNOLOGY HARDWARE &
                                    EQUIPMENT                                            5,291,677        4.8
 ...............................................................................................................
TELECOMMUNICATION SERVICES
France                    52,500    +France Telecom SA                                   1,500,566        1.4
 ...............................................................................................................
Germany                   75,000    +Deutsche Telekom AG                                 1,372,665        1.2
 ...............................................................................................................
Italy                    169,625    +Telecom Italia SpA                                    502,798        0.4
 ...............................................................................................................
Spain                     90,000    Telefonica SA                                        1,321,391        1.2
 ...............................................................................................................
United Kingdom           475,000    Cable & Wireless PLC                                 1,135,180        1.0
                       1,800,000    Vodafone Group PLC                                   4,462,847        4.1
                                                                                      -------------------------
                                                                                         5,598,027        5.1
 ...............................................................................................................
                                    TOTAL COMMON STOCKS IN TELECOMMUNICATION
                                    SERVICES                                            10,295,447        9.3
 ...............................................................................................................
UTILITIES
Germany                   28,500    E.On AG                                              1,859,975        1.7
 ...............................................................................................................
                                    TOTAL COMMON STOCKS IN UTILITIES                     1,859,975        1.7
 ...............................................................................................................
                                    TOTAL INVESTMENTS IN COMMON STOCKS
                                    (COST--$94,724,575)                                108,795,589       98.5
 ...............................................................................................................

----------------------------------------------------------------------------------------------------------------
                                                                                            In US Dollars
                                                                                      --------------------------
                        Shares                                                                        Percent of
Industries*              Held                        Investments                         Value        Net Assets
----------------------------------------------------------------------------------------------------------------
PREFERRED STOCKS--0.6%
----------------------------------------------------------------------------------------------------------------
HEALTH CARE EQUIPMENT & SERVICES
Germany                   12,330    Rhoen-Klinikum AG                                 $    637,651        0.6%
 ...............................................................................................................
                                    TOTAL PREFERRED STOCKS IN HEALTH CARE
                                    EQUIPMENT & SERVICES                                   637,651        0.6
 ...............................................................................................................
                                    TOTAL INVESTMENTS IN PREFERRED STOCKS
                                    (COST--$242,856)                                       637,651        0.6
----------------------------------------------------------------------------------------------------------------
WARRANTS--0.2%
----------------------------------------------------------------------------------------------------------------
DIVERSIFIED FINANCIALS
Switzerland              500,000    +UBS AG -- CW05 (ABB Ltd.)(a)                          194,057        0.2
 ...............................................................................................................
                                    TOTAL WARRANTS IN DIVERSIFIED FINANCIALS               194,057        0.2
 ...............................................................................................................
                                    TOTAL INVESTMENTS IN WARRANTS (COST--$141,433)         194,057        0.2
 ...............................................................................................................
                                    TOTAL INVESTMENTS (COST--$95,108,864)(b)           109,627,297       99.3
                                    OTHER ASSETS LESS LIABILITIES                          804,740        0.7
                                                                                      -------------------------
                                    NET ASSETS                                        $110,432,037      100.0%
                                                                                      -------------------------
                                                                                      -------------------------
 ...............................................................................................................

 +Non-income producing security.

 *For Fund compliance purposes, "Industry" means any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or defined by Fund management. This definition may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

**Investment in restricted security. The investment was acquired on October 22, 1990 and September 5, 1991 and has an adjusted cost basis of $334,461.

(a) Each warrant entitles the holder to purchase 1 share of ABB Ltd. at CHF 5.55 per share. The warrants are held exercisable until November 18, 2005.

(b) The United States Federal income tax basis of the Fund's investments at December 31, 2003 was $96,102,351 and, accordingly, net unrealized appreciation for United States Federal income tax purposes was $13,524,946 (gross unrealized appreciation--$20,054,885 gross unrealized depreciation--$6,529,939).

Foreign Currency Abbreviation
CHF: Swiss Francs

See Notes to Financial Statements.

--------------------------------------------------------------------------------
THE EUROPE FUND, INC.
STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2003
--------------------------------------------------------------------------------


ASSETS
Investments, at value (cost--$95,108,864)...................    $109,627,297
Cash........................................................         507,749
Foreign cash, at value (cost--$235,588).....................         235,757
Receivable for securities sold..............................         772,049
Withholding tax receivable..................................         180,246
Dividends receivable........................................         100,787
Interest receivable.........................................           3,650
                                                                ------------
       Total assets.........................................     111,427,535
                                                                ------------

LIABILITIES
Dividends to shareholders payable...........................         518,862
Payable for securities purchased............................         294,909
Investment management fee payable...........................          68,173
Administration fee payable..................................          22,724
Accrued expenses and other liabilities......................          90,830
                                                                ------------
       Total liabilities....................................         995,498
                                                                ------------
NET ASSETS..................................................    $110,432,037
                                                                ============

Net Assets consist of:
  Common Stock, $0.001 par value (Authorized 100,000,000
     shares)................................................    $     10,066
  Paid-in surplus...........................................     113,816,885
  Accumulated realized loss on investments and foreign
     currency related transactions--net.....................     (17,947,233)
  Unrealized appreciation on investments and foreign
     currency related transactions--net.....................      14,552,319
                                                                ------------
  Net Assets................................................    $110,432,037
                                                                ============

Net Asset Value per share
 ($110,432,037/10,066,319 shares of common stock issued and
 outstanding)...............................................          $10.97
                                                                ============

See Notes to Financial Statements.

--------------------------------------------------------------------------------
THE EUROPE FUND, INC.
STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2003
--------------------------------------------------------------------------------


INVESTMENT INCOME--NET
Income
  Dividends (net of $292,520 foreign withholding tax).......                 $ 1,928,052
  Interest..................................................                       1,274
                                                                             -----------
      Total income..........................................                   1,929,326
                                                                             -----------
Expenses
  Investment management fee.................................                     686,336
  Administration fee........................................                     228,780
  Shareholder servicing fees................................                      57,124
  Custodian fees............................................                      52,062
  Audit fees................................................                      45,780
  Reports to shareholders...................................                      32,465
  NYSE listing fee..........................................                      28,965
  Legal fees................................................                      24,306
  Directors' fees and expenses..............................                      20,071
  Miscellaneous.............................................                      13,636
                                                                             -----------
      Total expenses........................................                   1,189,525
                                                                             -----------
Investment income--net......................................                     739,801
                                                                             -----------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND
FOREIGN CURRENCY RELATED TRANSACTIONS--NET
Realized gain (loss) from:
  Investments--net..........................................  $(4,035,789)
  Foreign currency related transactions--net................       79,819     (3,955,970)
                                                              -----------
Change in unrealized appreciation (depreciation) on:
  Investments--net..........................................   38,240,368
  Foreign currency related transactions--net................      (21,248)    38,219,120
                                                              -----------    -----------
Total realized and unrealized gain on investments and
  foreign currency related transactions--net................                  34,263,150
                                                                             -----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........                 $35,002,951
                                                                             ===========

See Notes to Financial Statements.

--------------------------------------------------------------------------------
THE EUROPE FUND, INC.
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                  FOR THE YEAR ENDED
                                                                     DECEMBER 31,
                                                              ---------------------------
                                                                  2003           2002
                                                              ------------   ------------
INCREASE (DECREASE) IN NET ASSETS
Operations:
  Investment income--net....................................  $    739,801   $  1,073,645
  Realized loss on investments and foreign currency related
    transactions--net.......................................    (3,955,970)   (11,966,394)
  Change in unrealized appreciation (depreciation) on
    investments and foreign currency related
    transactions--net.......................................    38,219,120    (20,447,300)
                                                              ------------   ------------
Net increase (decrease) in net assets resulting from
  operations................................................    35,002,951    (31,340,049)
                                                              ------------   ------------

Dividends and distributions to shareholders from:
  Investment income--net ($0.078816 and $0.09926 per share,
    respectively)...........................................      (793,389)      (999,182)
  Tax return of capital ($0.496585 and $0.74494 per share,
    respectively)...........................................    (4,998,781)    (7,498,806)
                                                              ------------   ------------
Net decrease in net assets resulting from dividends and
  distributions to shareholders.............................    (5,792,170)    (8,497,988)
                                                              ------------   ------------
Total increase (decrease)...................................    29,210,781    (39,838,037)
                                                              ------------   ------------
NET ASSETS
  Beginning of year.........................................    81,221,256    121,059,293
                                                              ------------   ------------
  End of year...............................................  $110,432,037   $ 81,221,256
                                                              ============   ============

See Notes to Financial Statements.

--------------------------------------------------------------------------------

THE EUROPE FUND, INC.
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The following per share data and ratios have been derived from information provided in the financial statements:

                                                                  FOR THE YEAR ENDED
                                                                     DECEMBER 31,
                                                  ---------------------------------------------------
                                                    2003      2002       2001       2000       1999
                                                  --------   -------   --------   --------   --------
Net asset value, beginning of year..............  $   8.07   $ 12.03   $  17.01   $  20.64   $  19.52
                                                  --------   -------   --------   --------   --------
Operations:
  Investment income--net........................      0.07      0.11       0.06       0.06       0.12
  Realized and unrealized gain (loss) on
     investments and foreign currency related
     transactions--net..........................      3.41     (3.23)     (3.86)     (1.33)      3.72
                                                  --------   -------   --------   --------   --------
Total from operations...........................      3.48     (3.12)     (3.80)     (1.27)      3.84
                                                  --------   -------   --------   --------   --------
Dividends and distributions to shareholders
  from:
  Investment income--net*.......................     (0.08)    (0.10)     (0.06)     (0.06)     (0.14)
  Realized gain on investments and foreign
     currency related transactions--net.........        --        --      (0.81)     (2.30)     (2.58)
  Tax return of capital.........................     (0.50)    (0.74)     (0.31)        --         --
                                                  --------   -------   --------   --------   --------
Total dividends and distributions...............     (0.58)    (0.84)     (1.18)     (2.36)     (2.72)
                                                  --------   -------   --------   --------   --------
Net asset value, end of year....................  $  10.97   $  8.07   $  12.03   $  17.01   $  20.64
                                                  ========   =======   ========   ========   ========
Per share market value, end of year.............  $   9.89   $  7.10   $  10.40   $  15.00   $  18.88
                                                  ========   =======   ========   ========   ========
Total investment return, market value+..........     47.04%   (24.02)%   (23.07)%    (8.25)%    17.07%
Net assets at end of year (000 omitted).........  $110,432   $81,221   $121,059   $171,233   $207,769
Ratio of expenses to average weekly net
  assets........................................      1.30%     1.28%      1.30%      1.27%      1.30%
Ratio of investment income--net to average
  weekly net assets.............................      0.81%     1.04%      0.45%      0.31%      0.59%
Portfolio turnover rate.........................        43%       29%        24%        33%        47%

------------------------------
*Realized gains (losses) on foreign currency related transactions--net, if any, are included with and distributed as investment income--net in accordance with provisions of the Internal Revenue Code.

+Total investment return, market value, is based on the change in market price of a share during the year and assumes reinvestment of dividends and distributions at actual prices pursuant to the Fund's distribution reinvestment and cash purchase plan.

See Notes to Financial Statements.

----------------------------------------------------------

THE EUROPE FUND, INC.
NOTES TO FINANCIAL STATEMENTS
----------------------------------------------------------

NOTE 1. SIGNIFICANT
ACCOUNTING POLICIES
                                 The Europe Fund, Inc. (the "Fund") was
                                 incorporated in Maryland on February 8, 1990, as a closed-end, diversified management investment company. The Fund's investment objective is long-term capital appreciation through investment primarily in European equity securities.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Valuation of investments--Equity securities that are held by the Fund that are traded on stock exchanges or the NASDAQ National Market are valued at the last sale price or official close price on the exchange, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price for long positions, and at the last available ask price for short positions. In cases where equity securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market by or under the authority of the Board of Directors of the Fund. Long positions traded in the over-the-counter ("OTC") market, NASDAQ Small Cap or Bulletin Board are valued at the last available bid price or yield equivalent obtained from one or more dealers or pricing services approved by the Board of Directors of the Fund. Short positions traded in the OTC market are valued at the last available ask price. Portfolio securities that are traded both in the OTC market and on a stock exchange are valued according to the broadest and most representative market.

Securities and assets for which current market quotations are not readily available are valued at fair value as determined in good faith by the Board of Directors of the Fund.

Short-term investments having a maturity of 60 days or less are valued at amortized cost.

Generally, trading in foreign securities, as well as U.S. government securities and money market instruments, is substantially completed each day at various times prior to the close of business on the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates also are generally determined prior to the close of business on the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of business on the NYSE that may not be reflected in the computation of the Fund's net asset value. If events (for example, a company announcement, market volatility or a natural disaster) occur during such periods that are expected to materially affect the value of such securities, those securities may be valued at their fair value as determined in good faith by the Fund's Board of Directors or by the Investment Adviser using a pricing service and/or procedures approved by the Fund's Board of Directors.

Security Transactions and Investment Income: Securities transactions are recorded on the trade date. Realized gains and losses on sales of investments are calculated using the identified cost basis. Dividend income is recorded on the ex-dividend date, or as soon as the Fund is informed of the dividend, net of foreign withholding taxes and reclaims where applicable. Interest income is determined on the basis of interest accrued, net of foreign withholding taxes and reclaims where applicable, premium amortized and discount earned.

Foreign Currency Translation: Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets or liabilities expressed in foreign currencies into U.S. dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments.

Forward Currency Exchange Contracts: The Fund enters into forward currency exchange contracts to hedge certain purchase and sale commitments denominated in foreign currencies. The Fund may enter into forward currency exchange contracts to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. Fluctuations in the value of forward currency exchange contracts are recorded for book purposes as unrealized gains or losses by the Fund. If the Fund enters into a closing transaction, the Fund will realize a gain or loss equal to the difference between the value of the forward currency contracts to sell and the forward currency contracts to buy. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

     As of December 31, 2003, the Fund had no forward currency exchange contracts outstanding.

Taxes: No provision has been made for United States Federal income taxes because the Fund intends to meet the requirements of the United States Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to shareholders.

     The tax character of distributions paid during the fiscal years ended December 31, 2003 and December 31, 2002 was as follows:

                                12/31/2003   12/31/2002
                                ----------   ----------
Distributions paid from:
    Ordinary Income...........  $  793,389   $  999,182
    Net Long-term Capital
      Gains...................          --           --
                                ----------   ----------
    Total Taxable
      Distributions...........     793,389      999,182
    Tax Return of Capital.....   4,998,781    7,498,806
                                ----------   ----------
Total Distributions...........  $5,792,170   $8,497,988
                                ==========   ==========

     As of December 31, 2003, the components of accumulated earnings/(losses) on a tax basis were as follows:

    Undistributed ordinary
      income--net.....................  $         --
    Undistributed long-term capital
      gains--net......................            --
                                        ------------
    Accumulated earnings..............  $         --
    Capital loss carryforward.........   (16,953,747)*
    Unrealized gains/(losses)--net....    13,558,833**
                                        ------------
    Total accumulated
      earnings/(losses)--net..........  $ (3,394,914)
                                        ============

 *On December 31, 2003, the Fund had a net capital loss carryforward of $16,953,747 which $1,957,889 expires in 2009, $9,294,461 expires in 2010 and
  $5,701,397 expires in 2011. This amount will be available to offset like amounts of any future taxable gains.

**The difference between book-basis and tax-basis unrealized gains/(losses) is attributable primarily to deferral of wash sales.

     Under the current tax law, capital and currency losses realized after October 31, 2003 are deferred and treated as occurring on the on the first day of the following fiscal year. For the fiscal year ended December 31, 2003, the Fund did not elect to defer currency and capital losses.

Dividends and Distributions to Shareholders: The Fund records dividends and distributions to its shareholders on the ex-dividend date. The Fund intends to distribute to shareholders annually by the end of January an amount equal to at least 7% of the Fund's net asset value determined as of the beginning of the previous calendar year. If, for any calendar year, the aggregate of net investment income and net realized capital gains (if any) is less than 7% of the Fund's net asset value as of the beginning of that calendar year, the difference will be distributed from the Fund's paid-in surplus.

     Income dividends and capital gains distributions are determined in accordance with income tax regulations, which may differ from accounting principles generally accepted in the United States of America. Accordingly, certain amounts have been reclassified within capital to reflect Fund distributions. On the statement of assets and liabilities, the Fund decreased paid-in surplus by $4,998,782, increased accumulated undistributed net realized loss on investments by $79,819 and decreased distributions in excess of net investment income by $5,078,601. This reclassification was a result of permanent book-to-tax differences and had no effect on the net assets or net asset value per share.

Use of Estimates: The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

NOTE 2. TRANSACTIONS WITH AFFILIATES
AND AGREEMENTS
                                 The Fund has entered into an Investment
                                 Management Agreement (the "Management
Agreement") with Merrill Lynch Investment Managers International Limited (the "Manager").

     The Management Agreement provides that the Fund will pay the Manager a fee, computed weekly and payable monthly, at the following rates: 0.75% of the Fund's average weekly net assets up to $250 million, and 0.65% of such assets in excess of $250 million. The Manager makes investment decisions on behalf of the Fund subject to the overall supervision of the Board of Directors. The Manager is a subsidiary of Merrill Lynch Investment Managers Limited, the ultimate parent of which is Merrill Lynch & Co., Inc.

     The Fund has entered into an Administration Agreement with Princeton Administrators, L.P. (the "Administrator"). The Administration Agreement provides that the Fund will pay the Administrator a fee at the annual rate of 0.25% of the Fund's average weekly net assets up to $200 million and 0.20% on such assets in excess of $200 million. The Administrator performs administrative services necessary for the operation of the Fund, including maintaining certain books and records of the Fund and preparing certain reports and documents required by laws and regulations, and provides the Fund with administrative office facilities. The Administrator is a wholly-owned affiliate of Merrill Lynch & Co., Inc.

     Certain directors and officers of the Fund are also directors and officers of the Administrator.

NOTE 3. INVESTMENT TRANSACTIONS
                                 Purchases and sales of investment securities, excluding short-term investments, for the year ended December 31, 2003 were $38,326,466 and
$43,374,429, respectively.

NOTE 4. CAPITAL
                                 There are 100 million shares of $0.001 par value common stock authorized. Of the
10,066,319 shares outstanding at December 31, 2003, Merrill Lynch Investment Managers International Limited owned 1,832 shares in respect of the Fund's initial seed capital and reinvested distributions.

NOTE 5. QUARTERLY
RESULTS OF
OPERATIONS*
(UNAUDITED)

                                                              REALIZED
                                                                 AND
                                                             UNREALIZED
                                                           GAIN (LOSS) ON
                                                             INVESTMENTS
                                                             AND FOREIGN
                                          INVESTMENT          CURRENCY
                         INVESTMENT         INCOME             RELATED
                           INCOME         (LOSS)-NET      TRANSACTIONS-NET
                       --------------   ---------------   -----------------
                                 PER              PER                 PER
                       TOTAL    SHARE   TOTAL    SHARE     TOTAL     SHARE
                       ------   -----   ------   ------   --------   ------
March 31, 2002.......  $  383   $0.04   $   51   $ 0.01   $ (2,092)  $(0.21)
June 30, 2002........   1,052    0.11      870     0.09     (9,325)   (0.93)
September 30, 2002...     753    0.07      210     0.02    (29,796)   (2.96)
December 31, 2002....     213    0.02      (57)   (0.01)     8,799     0.87
                       ------   -----   ------   ------   --------   ------
Total................  $2,401   $0.24   $1,074   $ 0.11   $(32,414)  $(3.23)
                       ======   =====   ======   ======   ========   ======
March 31, 2003.......  $  463   $0.05   $  194   $ 0.02   $ (7,740)  $(0.77)
June 30, 2003........     929    0.09      646     0.06     18,089     1.80
September 30, 2003...     343    0.03       34     0.00**    3,775     0.38
December 31, 2003....     194    0.02     (134)   (0.01)    20,139     2.00
                       ------   -----   ------   ------   --------   ------
Total................  $1,929   $0.19   $  740   $ 0.07   $ 34,263   $ 3.41
                       ======   =====   ======   ======   ========   ======

------------------------------

 *Totals expressed in thousands of dollars except per share amounts.

**Amount is less than $.01 per share.

NOTE 6. PER SHARE
SELECTED QUARTERLY
FINANCIAL DATA
(UNAUDITED)

                              NET ASSET
                                VALUE            MARKET PRICE**
                           ---------------   -----------------------
QUARTER ENDED               HIGH     LOW        HIGH         LOW       VOLUME*
-------------              ------   ------   ----------   ----------   -------
March 31, 2002...........  $12.25   $10.86       $10.80        $9.78    1,465
June 30, 2002............   11.93    10.36        10.75         9.40    1,218
September 30, 2002.......   10.99     7.93         9.85         7.05      872
December 31, 2002........    9.41     7.70         8.26         6.75    1,215
March 31, 2003...........    8.45     6.73         7.52         6.35    1,458
June 30, 2003............    9.73     7.43         8.55         6.60    1,420
September 30, 2003.......   10.01     9.07         9.00         8.18      797
December 31, 2003........   11.07     9.77        10.14         8.83    1,295

------------------------------

 *In thousands.

**Based on closing prices as reported on the New York Stock Exchange.

ADDITIONAL
INFORMATION
(UNAUDITED)
                                 During the period, there have been no material changes in the Fund's investment objectives or fundamental policies that have not been approved by the shareholders. There have been no changes in the Fund's charter or By-Laws that would delay or prevent a change in control of the Fund which have not been approved by shareholders. There have been no changes in the principal risk factors associated with investments in the Fund.

     Michel Legros is the lead portfolio manager of the Fund, and is part of the European Equity team.

--------------------------------------------------------------------------------

               REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS
--------------------------------------------------------------------------------

Shareholders and Board of Directors
The Europe Fund, Inc.

     We have audited the accompanying statement of assets and liabilities of The Europe Fund, Inc., including the schedule of investments, as of December 31, 2003, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2003 by correspondence with the custodian and others. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Europe Fund, Inc. at December 31, 2003, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the indicated years, in conformity with accounting principles generally accepted in the United States.

                                         /s/ ERNST & YOUNG LLP

MetroPark, New Jersey
February 19, 2004

--------------------------------------------------------------------------------

                   FEDERAL INCOME TAX INFORMATION (UNAUDITED)
--------------------------------------------------------------------------------
Dear Shareholder:

     The following information is provided with respect to the distribution paid by the Fund on December 31, 2003 to shareholders of record on December 17, 2003.

     NET      FOREIGN                  QUALIFIED
   FOREIGN     TAXES       TOTAL       DIVIDEND
   SOURCE     PAID OR     TAXABLE     INCOME FOR
   INCOME    WITHHELD   DISTRIBUTION  INDIVIDUALS
  ---------  ---------  ------------  -----------
  $0.078816  $0.029059   $0.107875    $0.107875

     The foreign taxes paid or withheld represent taxes incurred by the Fund on dividends received by the Fund from foreign sources. Foreign taxes paid or withheld should be included in taxable income with an offsetting deduction from gross income or as a credit for taxes paid to foreign governments. You should consult your tax counsel or other tax advisors regarding the appropriate treatment of foreign taxes paid.
--------------------------------------------------------------------------------

          DISTRIBUTION REINVESTMENT AND CASH PURCHASE PLAN (UNAUDITED)
--------------------------------------------------------------------------------

     Pursuant to the Fund's Distribution Reinvestment and Cash Purchase Plan (the "Plan"), shareholders will have all distributions, net of any applicable U.S. withholding tax (including, in the case of non-U.S. shareholders, backup withholding taxes) automatically reinvested by The Bank of New York (the "Plan Agent") in Fund shares pursuant to the Plan. Shareholders who do not wish to participate in the Plan or who wish to terminate participation in the Plan may elect, by notifying the Plan Agent in writing, to receive all distributions, net of any applicable U.S. withholding tax, in cash paid by check in U.S. dollars mailed directly to the shareholder by the Plan Agent, as dividend paying agent. In the case of shareholders, such as banks, brokers or nominees, that hold shares for others who are beneficial owners, the Plan Agent will administer the Plan on the basis of the number of shares certified from time to time by the shareholders as representing the total amount registered in the shareholder's name and held for the account of beneficial owners who are to participate in the Plan. A beneficial owner of shares registered in the name of a bank, broker or other nominee should consult with the nominee to determine whether they should participate in the Plan or how they may withdraw from the Plan. A beneficial owner holding shares through a nominee may not be able to transfer their shares and continue to participate in the Plan.

     The Plan Agent serves as agent for the shareholders in administering the Plan. If the directors of the Fund declare a distribution, participants in the Plan will receive the equivalent in shares of the Fund valued as set forth below. Whenever market price is equal to or exceeds net asset value at the time shares are valued for the purpose of determining the number of shares equivalent to the cash distribution, participants will be issued shares of the Fund at a price equal to the greater of net asset value or an amount equal to 95% of the then current market price of the Fund's shares. The Fund will not issue shares under the Plan below net asset value. If net asset value exceeds the market price of Fund shares at that time, or if the Fund should declare a distribution payable only in cash (i.e., if the Board of Directors should preclude reinvestment at net asset value), the Plan Agent will buy, as agent for the participants, Fund shares in the open market, on the New York Stock Exchange or elsewhere, for the participants' accounts. Purchases by the Plan Agent will be made on or shortly after the payment date for the distribution and in no event more than 30 days after that date except where temporary curtailment or suspension of purchase is necessary to comply with U.S. Federal securities laws. If, before the Plan Agent has completed its purchases, the market price exceeds the net asset value of a Fund share, the average per share purchase price paid by the Plan Agent may exceed the net asset value of the Fund's shares, resulting in the acquisition of fewer shares than if the distribution had been paid in shares issued by the Fund on the dividend payment date. Because of the foregoing difficulty with respect to open-market purchases, the Plan provides that if the Plan Agent is unable to invest the full dividend amount in open-market purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Agent will cease making open-market purchases and will invest the uninvested portion of the dividend amount in newly issued shares at the close of business on the last purchase date.

     Participants have the option of making additional cash payments to the Plan Agent, quarterly, in any amount from U.S. $100 to U.S. $3,000, for investment in the Fund's Common Stock. The Plan Agent will use all funds received from participants to purchase Fund shares in the open market on or about March 15, June 15, September 15 and December 15 of each year. Any voluntary cash payments received more than 30 days prior to these dates will be returned by the Plan Agent, and interest will not be paid on any uninvested cash payments. To avoid unnecessary cash accumulations, and also to allow ample time for receipt and processing by the Plan Agent, it is suggested that participants send in voluntary cash payments to be received by the Plan Agent approximately ten days before March 15, June 15, September 15 or December 15, as the case may be. Optional cash payments must be made in U.S. dollars. Optional cash payments drawn on a non-U.S. bank will be subject to collection fees and must be collected by the foregoing quarterly dates to be invested. A participant may withdraw a voluntary cash payment by written notice, if the notice is received by the Plan Agent not less than 48 hours before the payment is to be invested.

     The Plan Agent maintains all shareholder accounts in the Plan and furnishes written confirmation of all transactions in an account, including information needed by shareholders for personal and tax records. Shares in the account of each Plan participant will be held by the Plan Agent in non-certificated form in the name of the participant, and each shareholder's proxy will include those shares purchased pursuant to the Plan.

     There is no charge to participants for reinvesting distributions. The Plan Agent's fees for the reinvestment of distributions will be paid by the Fund. There will be no brokerage charges with respect to shares issued directly by the Fund as a result of distributions payable either in stock or in cash. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with voluntary cash payments made by the participant or any distributions payable only in cash.

     With respect to purchases with voluntary cash payments, the Plan Agent will charge U.S. $2.00 for each purchase for a participant, plus a pro rata share of the brokerage commissions. Brokerage charges for purchasing small amounts of stock for individual accounts through the Plan are expected to be less than the usual brokerage charges for these transactions because the Plan Agent will be purchasing stock for all participants in blocks and prorating the proportionately lower commission thus attainable.

     The receipt of distributions under the Plan will not relieve participants of any income tax (including withholding tax) which may be payable on the distributions. Under presently outstanding regulations, shareholders receiving dividends or distributions in the form of additional shares pursuant to the Plan should be treated, for U.S. Federal income tax purposes, as receiving a taxable distribution in an amount equal to the amount of money that the shareholders receiving cash dividends will receive, and should have a cost basis in the shares received equal to such amount.

     Experience under the Plan may indicate that changes in the Plan are desirable. Accordingly, the Fund and the Plan Agent reserve the right to terminate the Plan as applied to any voluntary cash payments made and any distribution paid subsequent to notice of the termination sent to members of the Plan at least 30 days before the record date for the distribution. The Plan also may be amended by the Fund or the Plan Agent, but only by at least 30 days' written notice to participants in the Plan (except when necessary or appropriate to comply with applicable, law, rules or policies of a regulatory authority). Further information concerning the Plan may be obtained by contacting the Plan Agent at P.O. 11258, Church Street Station, New York, New York 10286-1258,
Attention: Dividend Reinvestment Service, or by calling 1 (800) 432-8224.

--------------------------------------------------------------------------------------------------------------------------------
THE EUROPE FUND, INC.
DIRECTORS AND OFFICERS (UNAUDITED)
--------------------------------------------------------------------------------------------------------------------------------
                                                                                               NUMBER OF
                                                                                             PORTFOLIOS IN
                                                                                              FUND COMPLEX         OTHER
                           POSITION(S) HELD      LENGTH OF       PRINCIPAL OCCUPATION(S)        OVERSEEN       DIRECTORSHIPS
NAME, ADDRESS & AGE           WITH FUND         TIME SERVED        DURING PAST 5 YEARS        BY DIRECTOR     HELD BY DIRECTOR
--------------------------------------------------------------------------------------------------------------------------------
                                                      INTERESTED DIRECTOR*
--------------------------------------------------------------------------------------------------------------------------------
 Terry K. Glenn**           President and     2000 to present President and Chairman of       123 Funds     None
  P.O. Box 9011             Director                          Merrill Lynch Investment        160
  Princeton, NJ 08543-9011                                    Managers, L.P. ("MLIM")/ Fund   Portfolios
  Age: 63                                                     Asset Management, L.P.
                                                              ("FAM")--Advised Funds since
                                                              1999; Chairman (Americas
                                                              Region) of MLIM from 2000 to
                                                              2002; Executive Vice President
                                                              of MLIM and FAM (which terms
                                                              as used here include their
                                                              corporate predecessors) from
                                                              1983 to 2002; President of FAM
                                                              Distributors, Inc. ("FAMD")
                                                              from 1986 to 2002; Executive
                                                              Vice President and Director of
                                                              Princeton Services, Inc.
                                                              ("Princeton Services") from
                                                              1993 to 2002; President of
                                                              Princeton Administrators, L.P.
                                                              from 1989 to 2002; Director of
                                                              Financial Data Services, Inc.
                                                              since 1985.
--------------------------------------------------------------------------------------------------------------------------------

---------------

  * The Director's term is unlimited. Directors serve until their resignation, removal or death, or until December 31 of the year in which they turn 72.

 ** Mr. Glenn is a director, trustee or member of an advisory board of certain other investment companies for which FAM or MLIM acts as investment adviser. Mr. Glenn is an "interested person," as described in the Investment Company Act, of the Fund based on his former positions with MLIM, FAM, FAMD, Princeton Services and Princeton Administrators, L.P. As Fund President, Mr Glenn serves at the pleasure of the Board of Directors.

--------------------------------------------------------------------------------------------------------------------------------
THE EUROPE FUND, INC.
DIRECTORS AND OFFICERS (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------------------------------------------------------
                                                                                               NUMBER OF
                                                                                             PORTFOLIOS IN
                                                                                              FUND COMPLEX         OTHER
                           POSITION(S) HELD      LENGTH OF       PRINCIPAL OCCUPATION(S)        OVERSEEN       DIRECTORSHIPS
NAME, ADDRESS & AGE           WITH FUND         TIME SERVED        DURING PAST 5 YEARS        BY DIRECTOR     HELD BY DIRECTOR
--------------------------------------------------------------------------------------------------------------------------------
                                                     INDEPENDENT DIRECTORS*
--------------------------------------------------------------------------------------------------------------------------------
 David O. Beim              Director          2000 to present Professor of Finance and        10 Funds      None
  P.O. Box 9095                                               Economics at the Columbia       17 Portfolios
  Princeton, NJ 08543-9095                                    University Graduate School of
  Age: 63                                                     Business since 1991; Chairman
                                                              of Wave Hill, Inc. since 1990;
                                                              Chairman of Outward Bound
                                                              U.S.A. from 1996 to 2001;
                                                              Trustee of Phillips Exeter
                                                              Academy since 2002. Director,
                                                              Surrey Strathmore Owners, Inc.
                                                              since 1998.
--------------------------------------------------------------------------------------------------------------------------------
 James T. Flynn             Director          2000 to present Chief Financial Officer of      10 Funds      None
  P.O. Box 9095                                               J.P. Morgan & Co., Inc. from    17 Portfolios
  Princeton, NJ 08543-9095                                    1990 to 1995.
  Age: 64
--------------------------------------------------------------------------------------------------------------------------------
 Todd Goodwin***            Director          2002 to present General Partner of Gibbons,     9 Funds       None
  P.O. Box 9095                                               Goodwin, van Amerongen          16 Portfolios
  Princeton, NJ 08543-9095                                    (investment banking firm)
  Age: 72                                                     since 1984.
--------------------------------------------------------------------------------------------------------------------------------
 George W. Holbrook***      Director          2002 to present Managing Partner of Bradley     9 Funds       Thoratec
  P.O. Box 9095                                               Resources Company (private      16 Portfolios Laboratories
  Princeton, NJ 08543-9095                                    investment company) and                       Corporation
  Age: 72                                                     associated with that Firm and
                                                              its predecessors since 1953.
--------------------------------------------------------------------------------------------------------------------------------
 W. Carl Kester             Director          2000 to present Mizuho Financial Group          10 Funds      None
  P.O. Box 9095                                               Professor of Finance, Senior    17 Portfolios
  Princeton, NJ                                               Associate Dean and Chairman of
  08543-90195                                                 the MBA Program of Harvard
  Age: 52                                                     University Graduate School of
                                                              Business Administration since
                                                              1999.
--------------------------------------------------------------------------------------------------------------------------------

---------------

*** Effective January 1, 2004, Todd Goodwin and George W. Holbrook, Jr.,
    Directors of The Europe Fund, Inc. retired. The Fund's Board of Directors wishes Messrs. Goodwin and Holbrook well in their retirements.

--------------------------------------------------------------------------------------------------------------------------------
THE EUROPE FUND, INC.
DIRECTORS AND OFFICERS (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------------------------------------------------------
                                                                                               NUMBER OF
                                                                                             PORTFOLIOS IN
                                                                                              FUND COMPLEX         OTHER
                           POSITION(S) HELD      LENGTH OF       PRINCIPAL OCCUPATION(S)        OVERSEEN       DIRECTORSHIPS
NAME, ADDRESS & AGE           WITH FUND         TIME SERVED        DURING PAST 5 YEARS        BY DIRECTOR     HELD BY DIRECTOR
--------------------------------------------------------------------------------------------------------------------------------
                                               INDEPENDENT DIRECTORS* (CONTINUED)
--------------------------------------------------------------------------------------------------------------------------------
 Karen P. Robards           Director          2000 to present President of Robards & Company  10 Funds      None
  P.O. Box 9095                                               since 1987; Director of Enable  17 Portfolios
  Princeton, NJ 08543-9095                                    Medical Corporation since
  Age: 53                                                     1996; Director of Atricure,
                                                              Inc. since 2000. Founder and
                                                              Director of The Cooke Center
                                                              for Learning and Development a
                                                              non-profit educational
                                                              organization since 1987.
--------------------------------------------------------------------------------------------------------------------------------
                                                      FUND'S OFFICERS****
--------------------------------------------------------------------------------------------------------------------------------
 Donald C. Burke            Vice President    1999 to present First Vice President of MLIM    N/A           N/A
  P.O. Box 9011             and Treasurer                     and FAM since 1997 and
  Princeton, NJ 08543-9011                                    Treasurer thereof since 1999;
  Age: 43                                                     Senior Vice President and
                                                              Treasurer of Princeton
                                                              Services since 1999; Vice
                                                              President of FAMD since 1999;
                                                              Director of MLIM Taxation
                                                              since 1990.
--------------------------------------------------------------------------------------------------------------------------------
 Robert C. Doll, Jr.        Senior Vice       2002 to present President of MLIM and member    N/A           N/A
  P.O. Box 9011             President                         of the Executive Management
  Princeton, NJ 08543-9011                                    Committee of ML & Co., Inc.
  Age: 49                                                     since 2001; Global Chief
                                                              Investment Officer and Senior
                                                              Portfolio Manager of MLIM
                                                              since 1999; Chief Investment
                                                              Officer of Equities at
                                                              Oppenheimer Funds, Inc. from
                                                              1990 to 1999 and Chief
                                                              Investment Officer thereof
                                                              from 1998 to 1999; Executive
                                                              Vice President of Oppenheimer
                                                              Funds, Inc. from 1991 to 1999.
--------------------------------------------------------------------------------------------------------------------------------
 Michel R. Legros           Vice President    2003 to present Managing Director of MLIM       N/A           N/A
  P.O. Box 9011                                               since 2000.
  Princeton, NJ 08543-9011
  Age: 39
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
THE EUROPE FUND, INC.
DIRECTORS AND OFFICERS (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------------------------------------------------------
                                                                                               NUMBER OF
                                                                                             PORTFOLIOS IN
                                                                                              FUND COMPLEX         OTHER
                           POSITION(S) HELD      LENGTH OF       PRINCIPAL OCCUPATION(S)        OVERSEEN       DIRECTORSHIPS
   NAME, ADDRESS & AGE        WITH FUND         TIME SERVED        DURING PAST 5 YEARS        BY DIRECTOR     HELD BY DIRECTOR
--------------------------------------------------------------------------------------------------------------------------------
                                                FUND'S OFFICERS**** (CONTINUED)
--------------------------------------------------------------------------------------------------------------------------------
 Phillip S. Gillespie       Secretary         2003 to present First Vice President of MLIM    N/A           N/A
  P.O. Box 9011                                               since 2001; Director (Legal
  Princeton, NJ 08543-9011                                    Advisory) from 2000 to 2001;
  Age: 39                                                     Vice President from 1999 to
                                                              2000; Attorney associated with
                                                              MLIM since 1998; Assistant
                                                              General Counsel of Chancellor
                                                              LGT Asset Management, Inc.,
                                                              from 1997 to 1998.
--------------------------------------------------------------------------------------------------------------------------------

---------------

**** Officers of the Fund serve at the pleasure of the Board of Directors.

------------------------------------------------------
DIRECTORS AND OFFICERS
 TERRY K. GLENN, Director and President
*DAVID O. BEIM, Director
*JAMES T. FLYNN, Director
*TODD GOODWIN, Director
*GEORGE W. HOLBROOK, JR., Director
*W. CARL KESTER, Director
*KAREN P. ROBARDS, Director
 DONALD C. BURKE, Vice President and Treasurer
 ROBERT C. DOLL, Jr., Senior Vice President
 MICHEL R. LEGROS, Vice President
 PHILLIP C. GILLESPIE, Secretary

*Member of the Audit Committee

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may purchase at market prices from time to time shares of its Common Stock in the open market.

This report is for shareholder information. This is not a prospectus intended for use in the purchase or sale of Fund shares or any securities mentioned in this report. Past performance results shown in this report should not be considered a representation of future performance. Statements and other information herein are as dated and are subject to change.

Comparisons between changes in the Fund's net asset value per share and changes in the MSCI Europe Index should be considered in light of the Fund's investment policy and objectives, the characteristics and quality of the Fund's investments and the size of the Fund.
------------------------------------------------------
EXECUTIVE OFFICES--
800 Scudders Mill Road
Plainsboro, New Jersey 08536
(For latest net asset value and requests for Fund Reports, please call 1-800-543-6217 or 1-609-282-4600)

INVESTMENT MANAGER--
Merrill Lynch Investment Managers International Limited
33 King William Street
London EC4R 9AS
England

ADMINISTRATOR--
Princeton Administrators, L.P.
P.O. Box 9095
Princeton, New Jersey 08543-9095

CUSTODIAN--
The Bank of New York
Avenue des Arts 35
1040 Brussels
Belgium

TRANSFER AGENT AND REGISTRAR--
The Bank of New York
101 Barclay Street
New York, New York 10286

LEGAL COUNSEL--
Shearman & Sterling
599 Lexington Avenue
New York, New York 10022

INDEPENDENT AUDITORS--
Ernst & Young LLP
99 Wood Avenue South
Iselin, New Jersey 08830

----------------------------------------------------------
SUMMARY OF GENERAL INFORMATION
----------------------------------------------------------

THE FUND

The Europe Fund, Inc. (the "Fund") is a closed-end investment company whose shares trade on the New York Stock Exchange. The Fund seeks long-term capital appreciation through investment primarily in European equity securities. The Fund is managed by Merrill Lynch Investment Managers International Limited, a company organized in England and Wales and regulated by IMRO and the U.S. Securities and Exchange Commission.

SHAREHOLDER INFORMATION

Daily market prices for the Fund's shares are published in the New York Stock Exchange Composite Transactions section of newspapers under the designation "Europe Fd." The Fund's New York Stock Exchange trading symbol is EF. Net asset value (NAV) and market price information about the Fund's shares are published weekly in The Wall Street Journal and the New York Times and other newspapers in a table called "Closed End Funds," and are also available on Reuters under "MAMINDEX." Daily NAV and market price information is available on the internet at www.wsj.com.

DISTRIBUTION REINVESTMENT AND CASH PURCHASE PLAN--SUMMARY

A Distribution Reinvestment and Cash Purchase Plan (the "Plan") is available to provide shareholders with automatic reinvestment of their dividend income and capital gains distributions in additional shares of the Fund's common stock. A brochure describing the Plan is available from the Plan Agent, The Bank of New York, by calling (800) 432-8224.

All shareholders are automatically enrolled in the Plan unless they have elected to receive distributions in cash. Therefore, if you wish to participate and your shares are held in your own name, no action is required on your part. If you have previously elected to receive distributions in cash and now wish to participate in the Plan, please call the Plan Agent at the number above. If your shares are held in the name of a brokerage firm, bank or other nominee, your nominee may have elected to receive distributions in cash on your behalf, and if you wish to participate, you should instruct your nominee to participate in the Plan on your behalf. If your nominee is unable to participate on your behalf, your should request it to register your shares in your own name, which will enable you to participate in the Plan.

TRANSFER AGENT:

The Bank of New York
Telephone Inquiries: 1-800-432-8224
Address Shareholder Inquiries to:
Shareholder Relations Department - 11 E
P.O. Box 11258
Church Street Station
New York, NY 10286
Send Certificates for Transfer and Address Changes to:
Receive and Deliver Department - 11 W
P.O. Box 11002
Church Street Station
New York, NY 10286

                              [The Europe Fund Artwork]

                                THE EUROPE FUND, INC.

                                    ANNUAL REPORT
                                  DECEMBER 31, 2003

Item 2 - Code of Ethics - The registrant has adopted a code of ethics, as of the end of the period covered by this report, that applies to the registrant's principal executive officer, principal financial officer and principal accounting officer, or persons performing similar functions. A copy of the code of ethics is available without charge upon request by calling toll-free 1-800-MER-FUND (1-800-637-3863).

Item 3 - Audit Committee Financial Expert - The registrant's board of directors has determined that (i) the registrant has the following audit committee financial experts serving on its audit committee and (ii) each audit committee financial expert is independent: (1) David O. Beim, (2) W. Carl Kester, (3) James T. Flynn and (4) Karen P. Robards.

          The registrant's board of directors has determined that David O. Beim,
          W. Carl Kester and Karen P. Robards qualify as financial experts pursuant to Item 3(c)(4) of Form N-CSR.

          Mr. Beim has a thorough understanding of generally accepted accounting principles, financial statements and internal control over financial reporting as well as audit committee functions. For 25 years, Mr. Beim was an investment banker actively engaged in financial analysis for securities transactions and mergers. These transactions presented a breadth and level of complexity of accounting issues that are generally comparable to the breadth and complexity of issues that can reasonably be expected to be raised by the Registrant's financial statements. Mr. Beim has also been a professor of finance and economics at the Columbia University Graduate School of Business for the past 11 years.

          Prof. Kester has a thorough understanding of generally accepted accounting principles, financial statements and internal control over financial reporting as well as audit committee functions. Prof. Kester has been involved in providing valuation and other financial consulting services to corporate clients since 1978. Prof. Kester's financial consulting services present a breadth and level of complexity of accounting issues that are generally comparable to the breadth and complexity of issues that can reasonably be expected to be raised by the Registrant's financial statements.

          Ms. Robards has a thorough understanding of generally accepted accounting principles, financial statements and internal control over financial reporting as well as audit committee functions. Ms. Robards has been President of Robards & Company, a financial advisory firm, since 1987. Ms. Robards was formerly an investment banker for more than 10 years where she was responsible for evaluating and assessing the performance of companies based on their financial results. Ms. Robards has over 30 years of experience analyzing financial statements. She also is the member of the Audit Committees of two privately held companies and a non-profit organization.

Item 4 -  Principal Accountant Fees and Services

          (a)       Audit Fees - 2003  -- $38,750       2002 -- $42,580

          (b)       Audit-Related Fees -  2003  -- $0       2002 -- $0

          (c)       Tax Fees  - 2003  -- $5,000       2002 -- $6,500

                              The nature of the services include tax compliance, tax advice and tax planning.

          (d)       All Other Fees - 2003  -- $0       2002 -- $0

          (e)(1) The registrant's audit committee (the "Committee") has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-approval by the Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the registrant's affiliated service providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are a) consistent with the SEC's auditor independence rules and b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-by-case basis ("general pre-approval"). However, such services will only be deemed pre-approved provided that any individual project does not exceed $5,000 attributable to the registrant or $50,000 for the project as a whole. Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Committee, as will any other services not subject to general pre-approval (e.g., unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting.

          (e)(2)    100%

          (f)       N/A

          (g)       2003  -- $0       2002 -- $100,000

          (h) The registrant's audit committee has considered that the provision of non-audit services that were rendered to the registrant's investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

Item 5 - Audit Committee of Listed Registrants - The following individuals are members of the registrant's separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)):

          David O. Beim

          James T. Flynn

          Todd Goodwin (retiring as of December 31, 2003)

          George W. Holbrook, Jr. (retiring as of December 31, 2003)

          W. Carl Kester

          Karen P. Robards

Item 6 -  Reserved

Item 7 - Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies -
          Proxy Voting Policies and Procedures

          Each Fund's Board of Directors/Trustees has delegated to Merrill Lynch Investment Managers, L.P. and/or Fund Asset Management, L.P. (the "Investment Adviser") authority to vote all proxies relating to the Fund's portfolio securities. The Investment Adviser has adopted policies and procedures ("Proxy Voting

          Procedures") with respect to the voting of proxies related to the portfolio securities held in the account of one or more of its clients, including a Fund. Pursuant to these Proxy Voting Procedures, the Investment Adviser's primary objective when voting proxies is to make proxy voting decisions solely in the best interests of each Fund and its shareholders, and to act in a manner that the Investment Adviser believes is most likely to enhance the economic value of the securities held by the Fund. The Proxy Voting Procedures are designed to ensure that that the Investment Adviser considers the interests of its clients, including the Funds, and not the interests of the Investment Adviser, when voting proxies and that real (or perceived) material conflicts that may arise between the Investment Adviser's interest and those of the Investment Adviser's clients are properly addressed and resolved.

          In order to implement the Proxy Voting Procedures, the Investment Adviser has formed a Proxy Voting Committee (the "Committee"). The Committee is comprised of the Investment Adviser's Chief Investment Officer (the "CIO"), one or more other senior investment professionals appointed by the CIO, portfolio managers and investment analysts appointed by the CIO and any other personnel the CIO deems appropriate. The Committee will also include two non-voting representatives from the Investment Adviser's Legal department appointed by the Investment Adviser's General Counsel. The Committee's membership shall be limited to full-time employees of the Investment Adviser. No person with any investment banking, trading, retail brokerage or research responsibilities for the Investment Adviser's affiliates may serve as a member of the Committee or participate in its decision making (except to the extent such person is asked by the Committee to present information to the Committee, on the same basis as other interested knowledgeable parties not affiliated with the Investment Adviser might be asked to do so). The Committee determines how to vote the proxies of all clients, including a Fund, that have delegated proxy voting authority to the Investment Adviser and seeks to ensure that all votes are consistent with the best interests of those clients and are free from unwarranted and inappropriate influences. The Committee establishes general proxy voting policies for the Investment Adviser and is responsible for determining how those policies are applied to specific proxy votes, in light of each issuer's unique structure, management, strategic options and, in certain circumstances, probable economic and other anticipated consequences of alternate actions. In so doing, the Committee may determine to vote a particular proxy in a manner contrary to its generally stated policies. In addition, the Committee will be responsible for ensuring that all reporting and recordkeeping requirements related to proxy voting are fulfilled.

          The Committee may determine that the subject matter of a recurring proxy issue is not suitable for general voting policies and requires a case-by-case determination. In such cases, the Committee may elect not to adopt a specific voting policy applicable to that issue. The Investment Adviser believes that certain proxy voting issues require investment analysis - such as approval of mergers and other significant corporate transactions - akin to investment decisions, and are, therefore, not suitable for general guidelines. The Committee may elect to adopt a common position for the Investment Adviser on certain proxy votes that are akin to investment decisions, or determine to permit the portfolio manager to make individual decisions on how best to maximize economic value for a Fund (similar to normal buy/sell investment decisions made by such portfolio managers). While it is expected that the Investment Adviser will generally seek to vote proxies over which the Investment Adviser exercises voting authority in a uniform manner for all the Investment Adviser's clients, the Committee, in conjunction with a Fund's portfolio manager, may determine that the Fund's specific circumstances require that its proxies be voted differently.

          To assist the Investment Adviser in voting proxies, the Committee has retained Institutional Shareholder Services ("ISS"). ISS is an independent adviser that specializes in providing a variety of fiduciary-level proxy-related services to institutional investment managers, plan sponsors, custodians, consultants, and other institutional investors. The services provided to the Investment Adviser by ISS include in-depth research, voting recommendations (although the Investment Adviser is not obligated to follow such recommendations), vote execution, and recordkeeping. ISS will also assist the Fund in fulfilling its reporting and recordkeeping obligations under the Investment Company Act.

          The Investment Adviser's Proxy Voting Procedures also address special circumstances that can arise in connection with proxy voting. For instance, under the Proxy Voting Procedures, the Investment Adviser generally will not seek to vote proxies related to portfolio securities that are on loan, although it may do so under certain circumstances. In addition, the Investment Adviser will vote proxies related to securities of foreign issuers only on a best efforts basis and may elect not to vote at all in certain countries where the Committee determines that the costs associated with voting generally outweigh the benefits. The Committee may at any time override these general policies if it determines that such action is in the best interests of a Fund.

From time to time, the Investment Adviser may be required to vote proxies in respect of an issuer where an affiliate of the Investment Adviser (each, an "Affiliate"), or a money management or other client of the Investment Adviser (each, a "Client") is involved. The Proxy Voting Procedures and the Investment Adviser's adherence to those procedures are designed to address such conflicts of interest. The Committee intends to strictly adhere to the Proxy Voting Procedures in all proxy matters, including matters involving Affiliates and Clients. If, however, an issue representing a non-routine matter that is material to an Affiliate or a widely known Client is involved such that the Committee does not reasonably believe it is able to follow its guidelines (or if the particular proxy matter is not addressed by the guidelines) and vote impartially, the Committee may, in its discretion for the purposes of ensuring that an independent determination is reached, retain an independent fiduciary to advise the Committee on how to vote or to cast votes on behalf of the Investment Adviser's clients.

          In the event that the Committee determines not to retain an independent fiduciary, or it does not follow the advice of such an independent fiduciary, the powers of the Committee shall pass to a subcommittee, appointed by the CIO (with advice from the Secretary of the Committee), consisting solely of Committee members selected by the CIO. The CIO shall appoint to the subcommittee, where appropriate, only persons whose job responsibilities do not include contact with the Client and whose job evaluations would not be affected by the Investment Adviser's relationship with the Client (or failure to retain such relationship). The subcommittee shall determine whether and how to vote all proxies on behalf of the Investment Adviser's clients or, if the proxy matter is, in their judgment, akin to an investment decision, to defer to the applicable portfolio managers, provided that, if the subcommittee determines to alter the Investment Adviser's normal voting guidelines or, on matters where the Investment Adviser's policy is case-by-case, does not follow the voting recommendation of any proxy voting service or other independent fiduciary that may be retained to provide research or advice to the Investment Adviser on that matter, no proxies relating to the Client may be voted unless the Secretary, or in the Secretary's absence, the Assistant Secretary of the Committee concurs that the subcommittee's determination is consistent with the Investment Adviser's fiduciary duties

          In addition to the general principles outlined above, the Investment Adviser has adopted voting guidelines with respect to certain recurring proxy issues that are not expected to involve unusual circumstances. These policies are guidelines only, and the Investment Adviser may elect to vote differently from the recommendation set forth in a voting guideline if the Committee determines that it is in a Fund's best interest to do so. In addition, the guidelines may be reviewed at any time upon the request of a Committee member and may be amended or deleted upon the vote of a majority of Committee members present at a Committee meeting at which there is a quorum.

          The Investment Adviser has adopted specific voting guidelines with respect to the following proxy issues:

- Proposals related to the composition of the Board of Directors of issuers other than investment companies. As a general matter, the Committee believes that a company's Board of Directors (rather than shareholders) is most likely to have access to important, nonpublic information regarding a company's business and prospects, and is therefore best-positioned to set corporate policy and oversee management. The Committee, therefore, believes that the foundation of good corporate governance is the election of qualified, independent corporate directors who are likely to diligently represent the interests of shareholders and oversee management of the corporation in a manner that will seek to maximize shareholder value over time. In individual cases, the Committee may look at a nominee's history of representing shareholder interests as a director of other companies or other factors, to the extent the Committee deems relevant.

- Proposals related to the selection of an issuer's independent auditors. As a general matter, the Committee believes that corporate auditors have a responsibility to represent the interests of shareholders and provide an independent view on the propriety of financial reporting decisions of corporate management. While the Committee will generally defer to a corporation's choice of auditor, in individual cases, the Committee may look at an auditors' history of representing shareholder interests as auditor of other companies, to the extent the Committee deems relevant.

- Proposals related to management compensation and employee benefits. As a general matter, the Committee favors disclosure of an issuer's compensation and benefit policies and opposes excessive compensation, but believes that compensation matters are normally best determined by an issuer's board of directors, rather than shareholders. Proposals to "micro-manage" an issuer's compensation practices or to set arbitrary restrictions on compensation or benefits will, therefore, generally not be supported.

- Proposals related to requests, principally from management, for approval of amendments that would alter an issuer's capital structure. As a general matter, the Committee will support requests that enhance the rights of common shareholders and oppose requests that appear to be unreasonably dilutive.

- Proposals related to requests for approval of amendments to an issuer's charter or by-laws. As a general matter, the Committee opposes poison pill provisions.

- Routine proposals related to requests regarding the formalities of corporate meetings.

- Proposals related to proxy issues associated solely with holdings of investment company shares. As with other types of companies, the Committee believes that a fund's Board of Directors (rather than its shareholders) is best-positioned to set fund policy and oversee management. However, the Committee opposes granting Boards of Directors authority over certain matters, such as changes to a fund's investment objective, that the Investment Company Act envisions will be approved directly by shareholders.

- Proposals related to limiting corporate conduct in some manner that relates to the shareholder's environmental or social concerns. The Committee generally believes that annual shareholder meetings are inappropriate forums for discussion of larger social issues, and opposes shareholder resolutions "micromanaging" corporate conduct or requesting release of information that would not help a shareholder evaluate an investment in the corporation as an economic matter. While the Committee is generally supportive of proposals to require corporate disclosure of matters that seem relevant and material to the economic interests of shareholders, the Committee is generally not supportive of proposals to require disclosure of corporate matters for other purposes.

Item 8 -  Reserved

Item 9 -  Controls and Procedures

9(a) - The registrant's certifying officers have reasonably designed such disclosure controls and procedures to ensure material information relating to the registrant is made known to us by others particularly during the period in which this report is being prepared. The registrant's certifying officers have determined that the registrant's disclosure controls and procedures are effective based on our evaluation of these controls and procedures as of a date within 90 days prior to the filing date of this report.

9(b) - There were no significant changes in the registrant's internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 10 - Exhibits attached hereto

10(a) -   Not Applicable

10(b) -   Attached hereto

          Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

          The Europe Fund, Inc.

          By:   /s/ Terry K. Glenn
                --------------------------
                Terry K. Glenn,
                President of
                The Europe Fund, Inc.

          Date: February 23, 2004

          Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

          By:   /s/ Terry K. Glenn
                --------------------------
                Terry K. Glenn,
                President of
                The Europe Fund, Inc.

          Date: February 23, 2004

          By:   /s/ Donald C. Burke
                --------------------------
                Donald C. Burke,
                Chief Financial Officer of
                The Europe Fund, Inc.

          Date: February 23, 2004